EXHIBIT 10.42

AMENDMENT NO. 1

TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT, dated as of October 20, 2005, is by and among Wachovia Capital Finance Corporation (Western), a California corporation, in its capacity as administrative and collateral agent for Lenders pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the financial institutions which are parties thereto as lenders (in such capacity, “Agent”), Bank of America, N.A., in its capacity as syndication agent pursuant to the Loan Agreement (in such capacity, “Syndication Agent”), the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Merix Corporation, an Oregon corporation (“Parent”) and Merix San Jose, Inc., a California corporation (“Merix San Jose” and together with Parent, each individually a “Borrower” and collectively, “Borrowers”), Merix Nevada, Inc., an Oregon corporation (“Nevada”), Merix Asia, Inc., an Oregon corporation (“Asia”), Data Circuit Holdings, Inc., a Delaware corporation (“DC Holdings”, and together with Nevada and Asia, each individually a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated as of September 28, 2005, by and among Agent, Syndication Agent, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto, including, without limitation, this Amendment No. 1 (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to so agree, subject to the terms and conditions set forth herein, to make such amendments as more specifically set forth herein; and

WHEREAS, by this Amendment No. 1, Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1.	Definitions.

(a) Additional Definition. As used herein or in any of the other Financing Agreements, the term “Amendment No. 1” shall mean this Amendment No. 1 to Loan and Security Agreement by and among Agent, Lenders, Borrowers and Guarantors, as amended, modified, supplemented, extended, renewed, restated or replaced, and the Loan Agreement and the other Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, such definition.

(b) Interpretation. For purposes of this Amendment No. 1, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 1.

2.     Limitation of Restrictions Affecting Subsidiaries. Section 9.16 of the Loan Agreement is hereby amended by deleting the word “Subsidiary” the first time it appears in such Section and replacing it with “Domestic Subsidiary”.

3.     Representations and Warranties. Each Borrower and Guarantor represents and warrants to Agent and

Lenders that the execution, delivery and performance of this Amendment No. 1 are all within its corporate powers, have been duly authorized, are not in contravention of law or the terms of its certificate of incorporation, by laws or other organizational documentation, or any indenture, agreement or undertaking to which it is a party or by which it or its property are bound and this Amendment No. 1 constitutes its legal, valid and binding obligations enforceable in accordance with it terms.

4.      Conditions Precedent. The amendments set forth herein shall be effective as of the date hereof upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a) Agent shall have received an executed original or executed original counterparts of this Amendment No. 1, duly authorized, executed and delivered by the Borrowers and Guarantors; and

(b) Agent shall have received the approvals to the terms and conditions hereto of such Lenders as are required under the terms of the Loan Agreement, as determined by Agent.

5.      General.

(a) Effect of this Amendment. This Amendment No. 1 and the instruments and agreements delivered pursuant hereto represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 1, the provisions of this Amendment No. 1 shall control.

(b) Governing Law. The validity, interpretation and enforcement of this Amendment No. 1 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(c) Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(d) Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

(e) Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by Agent to effectuate the provisions and purposes of this Amendment No. 1.

(f) Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.

(g) Counterparts, etc. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1. Any party delivering an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 1 but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS MERIX CORPORATION

By:

Title:

MERIX SAN JOSE, INC.

By:

Title:

GUARANTORS MERIX NEVADA, INC.

By:

Title:

MERIX ASIA, INC.

By:

Title:

DATA CIRCUIT HOLDINGS, INC.

By:

Title:

AGENT WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), as Agent

By:

Title:	Director

LENDERS WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN)

By:

Title:	Director

BANK OF AMERICA, N.A.

By:

Title:

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